SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                          CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


             Date of report (Date of earliest event reported):
                    January 7, 2004 (December 23, 2003)



                        Trinity Learning Corporation
           (Exact Name of Registrant as Specified in Its Charter)


                                    Utah
               (State of Other Jurisdiction of Incorporation)


     0-8924                                                 73-0981865
(Commission File Number)                  (IRS Employer Identification No.)


     1831 Second Street
     Berkeley, California                                          94710
(Address of Principal Executive Offices)                         (Zip Code)

                               (510) 540-9300
            (Registrant's Telephone Number, Including Zip Code)


       (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS

Press Release Regarding Agreement.
----------------------------------

On January 7, 2004, Trinity Learning Corporation (the "Company") announced that its common shares have been accepted for quotation on the OTC Bulletin Board, effective immediately. Trinity Learning's stock symbol is "TTYL.OB." The full text of the Company's press release issued in connection with this matter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibits

     99.1 Press Release dated January 7, 2004







                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                TRINITY COMPANIES, INC.


Date: January 7, 2004           By: /s/ Douglas Cole
                                ------------------------------------------
                                Douglas Cole, Chief Executive Officer

























                                     2